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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use in this Registration Statement on Form S-1 of our reports dated March 7, 2003 relating to the consolidated financial statements of MarketAxess Holdings Inc. and subsidiaries, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

New York, NY
February 11, 2004